Revenue from Contract with Customers - Schedule of Revenue Expected to be Recognized in Future Related to Performance Obligations (Details) - European Wax Center, Inc. and Subsidiaries $ in Thousands	Sep. 25, 2021 USD ($)
Disaggregation Of Revenue [Line Items]
2021 (from June 27, 2021)	$ 594
2022	2,316
2023	1,068
2024	1,009
2025	939
Thereafter	3,495
Total	$ 9,421